This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Scudder
Massachusetts
Tax Free Fund

Semiannual Report
September 30, 1995

* For investors seeking double tax-free income exempt from both Massachusetts and regular federal income taxes.

* A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER MASSACHUSETTS TAX FREE FUND

CONTENTS

2 In Brief

3 Letter from the Fund's President

4 Performance Update

5 Portfolio Summary

6 Portfolio Management Discussion

10 Investment Portfolio

15 Financial Statements

18 Financial Highlights

19 Notes to Financial Statements

25 Officers and Trustees

26 Investment Products and Services

27 How to Contact Scudder

IN BRIEF

* For the six-month period ended September 30, 1995, Scudder Massachusetts Tax Free Fund posted a total return of 4.97%, outpacing the 4.25% average return of the 48 Massachusetts tax-free funds tracked by Lipper Analytical Services.

* As of September 30, 1995, the Fund's 30-day net annualized SEC yield was 4.98%, equivalent to a 9.37% taxable yield for Massachusetts investors subject to the 46.85% combined federal and state income tax rate.

                       30-Day Yield on September 30, 1995

 -------------------------------------------------------------------------------
 Scudder Massachusetts Tax        Taxable yield needed to equal
         Free Fund                       the Fund's  yield

            4.98%                               9.37%
 -------------------------------------------------------------------------------

* For the three-, four-, and five-year periods ended September 30, 1995, Scudder Massachusetts Tax Free Fund continued to rank number one among comparable funds tracked by Lipper. Page 6 contains additional information concerning the Fund's rankings.

LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

         In our March 31 annual report we wondered whether we had seen the highs in interest rates after their persistent rise in 1994. The answer turned out to be "yes," for the most part. As the U.S. economy slowed and inflation remained quiescent during the first quarter of 1995 and beyond, the Federal Reserve permitted short-term interest rates to ease downward, cutting the federal funds rate by 0.25% in July. Intermediate-term rates followed, and eventually even long-term yields declined.

         Throughout 1995, investors have been anticipating an economic slowdown, but for now economic indicators are turning up, corporate profits remain healthy, and consumers have responded to lower short-term rates by borrowing and spending more. We believe consumers will fuel this reacceleration of U.S. economic activity until their increasingly high debt burdens force them to tighten their budgetary belts. The current economic expansion cycle is extremely mature, and we expect a slowdown sometime in the second half of 1996.

         What does this mean for tax-exempt fund investors? It's possible that the pickup in economic activity could lead to some increases in interest rates over the short term. But since the economy is extremely interest-rate sensitive it should respond quickly to any rate changes. When the economy begins to slow down, rates should move back down also. Most importantly, the relationship between supply and demand for municipal bonds should work in the tax-exempt investor's favor as the supply of bonds continues to shrink, placing upward pressure on prices.

         As always, your portfolio managers will continue to focus their efforts on fundamental research and security selection as a means of generating high current income and attractive total returns. Please call a Scudder Investor Relations representative if you have questions about your Fund. Page 27 provides more information on how to contact Scudder. Thank you for choosing Scudder Massachusetts Tax Free Fund to help meet your investment needs.

                               Sincerely,
                               /S/David S. Lee
                               David S. Lee
                               President,
                               Scudder Massachusetts Tax Free Fund

Scudder Massachusetts Tax Free Fund
Performance Update as of September 30, 1995
-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
Scudder Massachusetts Tax Free Fund
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
-------  -------  ----------  ------
1 Year    $11,112    11.12%    11.12%
5 Year    $15,761    57.61%     9.53%
Life of
Fund*     $20,384   103.84%     8.91%

Lehman Brothers Municipal Bond Index
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,118    11.18%    11.18%
5 Year    $15,289    52.89%     8.86%
Life of
Fund*     $20,124   101.24%     8.75%

*The Fund commenced operations on May 28, 1987.
Index comparisons begin on May 31, 1987.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended September 30

Scudder Massachusetts Tax Free Fund
Year            Amount
----------------------
5/31/87        $10,000
87             $ 9,871
88             $11,353
89             $12,349
90             $12,933
91             $14,660
92             $16,432
93             $18,981
94             $18,344
95             $20,384

Lehman Brothers Municipal Bond Index
Year            Amount
----------------------
5/31/87        $10,000
87             $10,038
88             $11,341
89             $12,325
90             $13,163
91             $14,899
92             $16,456
93             $18,553
94             $18,100
95             $20,124

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.



-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended September 30
-----------------------------

                       1987*   1988    1989    1990    1991    1992    1993    1994    1995
                     --------------------------------------------------------------------------
Net Asset Value...    $11.60  $12.30  $12.30  $12.03  $12.74  $13.28  $14.24  $12.95  $13.63
Income Dividends..    $  .25  $  .81  $  .85  $  .82  $  .82  $  .83  $  .84  $  .78  $  .72
Capital Gains
and Other
Distributions.....    $   --  $  .10  $  .19  $  .02  $  .04  $  .12  $  .18  $  .04  $   --
Fund Total
Return (%)........     -1.29   15.01    8.77    4.73   13.35   12.09   15.51   -3.36   11.12
Index Total
Return (%)........       .38   12.98    8.68    6.80   13.19   10.45   12.74   -2.44   11.18


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the one year, five year, and life of Fund periods would have been lower.

Portfolio Summary as of September 30, 1995
---------------------------------------------------------------------------
Diversification
---------------------------------------------------------------------------

Hospital/Health          21%
General Obligation       18%
Water/Sewer Revenue      16%
Electric Utility                        The Fund's focus on hospital and
Revenue                  13%            healthcare bonds reflects our belief
State Agency/Lease        9%            that carefully selected holdings in
Higher Education          6%            this area should provide attractive
Housing Finance                         returns.
Authority                 6%
Student Loans             3%
Miscellaneous Municipal   8%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------

AAA                     30%
AA                       5%              Portfolio quality remains high,
A                       56%              with 91% of the Fund's portfolio
BBB                      6%              rated A or better.
Not Rated                3%
                       ----
                       100%
                       ====
Weighted average quality: A

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------

Less than 1 year         1%              During the semiannual period we
1 - 5 years              4%              sold intermediate-maturity bonds
5 - 10 years            47%              that had become overvalued and
10 - 20 years           40%              purchased several longer-maturity
20 years or greater      8%              issues.
                       ----
                       100%
                       ====
Weighted average effective maturity: 11 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.


For more complete details about the Fund's Investment Portfolio, see page 10.

SCUDDER MASSACHUSETTS TAX FREE FUND
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     In a falling interest rate environment in which municipals lagged Treasury securities, Scudder Massachusetts Tax Free Fund continued its run of good performance. As the economy continued on a slow-growth, low-inflation track, Treasury yields fell anywhere from 0.80 to 1.00 percentage point during the six-month period ended September 30, while municipal yields declined only 0.10 to 0.65 percentage point. (Municipals tend to lag Treasuries during the initial portion of a rally because Treasuries enjoy higher volume and a more active market.) We are pleased to report that Scudder Massachusetts Tax Free Fund posted a 4.97% total return for the period, outpacing the 4.25% average return for its peer group of 48 Massachusetts tax free funds, according to Lipper Analytical Services, Inc. Contributing to the Fund's favorable total return were a $0.30 increase in net asset value per share to $13.63 on September 30, and distributions totalling $0.36 per share in tax-free income.

                          Top Performance Over Time for
                              Scudder Massachusetts
                                  Tax Free Fund
                          (Lipper rankings for periods
                           through September 30, 1995)

                 -----------------------------------------------------
                      Period           Rank        Number of Funds
                     Six months        4 of               48
                     One year          3 of               44
                     Two years         2 of               31
                     Three years       1 of               23
                     Four years        1 of               20
                     Five years        1 of               18
                 -----------------------------------------------------
Rankings are based on historical total returns, although the Fund's main objective is income. Rankings for the Fund reflect the effect of an expense limitation since the Fund's inception. Had the Fund's expenses not been limited, total returns would have been lower. Past performance does not guarantee future results.

         Scudder Massachusetts Tax Free Fund's 30-day net annualized SEC yield was 4.98% at the close of the semiannual period. For investors subject to the 46.85% maximum combined federal and state income tax rate, the Fund's yield was equal to a 9.37% taxable yield, significantly higher than current yields provided by comparable taxable investments.

         The Fund continues its run of impressive performance, ranking number one among all Massachusetts tax-exempt funds tracked by Lipper for the three-, four-, and five-year periods ended September 30, 1995, and number two for the two-year period.

         Though many investors are reluctant to invest in bonds -- municipal, Treasury, or corporate -- after their disappointing returns in 1994, bonds have provided strong returns thus far in 1995. The Lehman Brothers Aggregate (taxable) and Municipal Bond Indices, for example, have returned 13.63% and 12.80%, respectively, for the year to date. In the current environment of declining interest rates, and with prospects good for continued modest rate declines, bonds have attractive price appreciation potential. In addition, municipal bonds currently offer higher "real yields," on average, than their taxable counterparts (the current yield minus the inflation rate equals the real yield).

                   After-Tax Advantage: 30-Year AAA Municipal
                        Bonds vs. 30-Year Treasury Bonds
                                  as of 9/30/95

                  --------------------------------------------
                      Municipal Bonds       Treasury Bonds

                           5.85%                4.29%
                  --------------------------------------------

Graph assumes Treasury bonds taxed at a 36% rate.

                     Intermediate Maturities Performed Well

         Historically, yields of municipal bonds across the maturity spectrum have tended to move together. As a result, observers have been able to determine whether the municipal market is, at a given point in time, overpriced, neutrally priced, or underpriced. But in the six months ended September 30, tax-exempt yields have spread out. At the close of the period, short-term municipal bond yields were relatively low and therefore the bonds overpriced, intermediate maturity bond yields and prices were neutral, and many long-term municipals provided relatively high yields and attractive prices.

         Intermediate-maturity municipal bonds provided solid price appreciation during this period, we believe, because they experienced strong relative demand from two high-volume classes of investors--individuals and property/casualty insurance companies. Longer-maturity bonds suffered from lack of demand because many investors were unwilling to commit to maturities of 20 years or more, given their uncertainty over the long-term direction of interest rates.

         Scudder Massachusetts Tax Free Fund has held a substantial number of intermediate-maturity bonds for some time, and these holdings generally have performed well. During the six-month period, our near-term strategy was twofold: to identify and sell any intermediate-term bonds that in our judgment had become overpriced, and to purchase several tax-free bonds with longer maturities. Because longer maturities are currently inexpensive versus the rest of the municipal market and especially versus Treasuries, we believe selective purchases of these bonds offer the Fund the opportunity to capture higher yields and potential capital appreciation. The Fund's extension of maturity is modest, however. As of September 30, bonds with maturities greater than 20 years represented only 8% of the Fund's portfolio holdings.

         Despite our purchases of several longer-maturity bonds, the Fund's average effective maturity actually declined from 12 to approximately 11 years during the period, as many other bonds the portfolio held drew one year closer to maturity. Portfolio quality remains high, with 91% of the Fund's portfolio rated A or better as of September 30. And the Fund continues to seek a broad selection of Massachusetts municipals: At the close of the period, the Fund's top three sectors were hospital and healthcare bonds, Massachusetts general obligation bonds and water and sewer revenue bonds. Despite some recent pressures on healthcare institutions, we believe that with ongoing research and careful security selection, hospital and healthcare bonds will continue to provide the Fund's portfolio with attractive returns over the long term.

                         Longer-Term Strategy Unchanged

         The Fund seeks to provide investors with a competitive level of tax-exempt income while also emphasizing total return. We pursue these objectives by concentrating on three broad categories of Massachusetts municipal bonds:

* Noncallable bonds, which an issuer cannot redeem before the maturity date. When interest rates fall, bond issuers tend to reduce their borrowing expenses by redeeming "callable" existing bonds and issuing new securities that pay lower interest rates. Noncallable bonds provide a relatively stable stream of income and solid price appreciation potential over time.

* Steeply discounted callable bonds, which are unlikely to be redeemed prematurely because of their discounted prices.

* "Cushion" bonds. We balance the Fund's long-maturity bonds by purchasing so-called cushion bonds -- bonds with high coupons that compensate for the fact that they can be redeemed by their issuers in a relatively short time.

                 Massachusetts Economic Outlook Still Favorable

     Massachusetts is enjoying yet another year of economic expansion following the recession of 1990-1992. Even so, Governor Weld's budget for the state's 1996 fiscal year is conservative, with a projected revenue increase of only 3.6% over

1995 levels and a meager 2.6% rise in expenditures. The state's recent economic success has been based in part on continued diversification among its traditional manufacturing, high technology, and service industries. The decade-long decline in the state's manufacturing sector appears to have turned around, with manufacturers posting employment gains in 1994. Consumer spending remains an important component of growth. Massachusetts' per capita income levels are 18% higher than the national average, with an overall ranking of fourth in the United States. State debt levels, though high, are manageable given the state's wealth. Overall, Massachusetts' economic climate is favorable for bond issuers and investors alike.

                              Some Closing Thoughts

         As stated in this report's introductory letter from Fund President David Lee, we believe that a reduction in consumer spending will eventually keep the economy on a moderate-growth track. In the short term, as investors recognize the after-tax value of municipals versus similar investments, we expect tax-free bonds to make some gains. However, because this year's lower interest rates have helped pave the way for a late-cycle spurt in economic growth, inflation as well as interest rates may blip upward in the months ahead. Any increase in interest rates will be modest, in our view, and should reverse itself as the U.S. economy begins to slow down in the latter part of 1996. Consequently, our longer-term outlook for bonds is positive. We believe Scudder Massachusetts Tax Free Fund's portfolio is well positioned to capture both attractive yields and price appreciation.

Sincerely,

Your Portfolio Management Team
/s/Philip G. Condon                 /s/Kathleen A. Meany
Philip G. Condon                    Kathleen A. Meany

SCUDDER MASSACHUSETTS TAX FREE FUND
INVESTMENT PORTFOLIO as of September 30, 1995 (Unaudited)


                                                                     Principal      Credit        Market
                                                                     Amount ($)    Rating (c)    Value ($)
-----------------------------------------------------------------------------------------------------------
0.4%   SHORT-TERM MUNICIPAL INVESTMENTS

       Boston, MA, Water and Sewer Commission,
         Series A, Weekly Demand Note, 4.1%, 11/1/15* ............      100,000       MIG1          100,000
       Massachusetts General Obligation, Dedicated Income
         Tax, Series B, Daily Demand Note,
         4.6%, 12/1/97* ..........................................    1,000,000       MIG1        1,000,000
                                                                                                  ---------
       Total Short-term Municipal Investments
         (Cost $1,100,000) .......................................                                1,100,000
                                                                                                  ---------


99.6%  LONG-TERM MUNICIPAL INVESTMENTS

       Boston, MA, General Obligation, Series A,
         6.5%, 7/1/12 (d) ........................................    2,320,000       AAA         2,470,916
       Boston, MA, Industrial Development Authority,
         Springhouse Project, 9.25%, 7/1/25 ......................    1,000,000       NR          1,014,750
       Chicopee, MA, Electric System Revenue, ETM,
         7.125%, 1/1/17** ........................................    1,210,000       AAA         1,437,480
       Dedham-Westwood, MA, Water District,
         General Obligation, 5%, 10/15/08 (d) ....................    1,035,000       AAA           998,423
       Haverhill, MA, Unlimited Tax, General Obligation,
         Series A, 7%, 6/15/12 (d) ...............................      600,000       AAA           658,554
       Massachusetts Bay Transportation Authority:
         Certificate of Participation, 7.75%, 1/15/06 ............    1,000,000       A           1,131,170
         General Transportation System:
           Series A, 5.4%, 3/1/07 ................................   13,325,000       A          13,313,008
           Series A, 5.5%, 3/1/12 ................................    3,000,000       A           2,936,400
           Series B, 6.2%, 3/1/16 ................................    2,100,000       A           2,180,430
           Series C, 6.1%, 3/1/13 ................................    1,250,000       A           1,300,462
       Massachusetts General Obligation:
         Consolidated Loan, Series A, 7.5%, 6/1/04 ...............   12,400,000       A          14,625,428
         Hynes Convention Center, Zero Coupon, 9/1/04 ............    2,000,000       A           1,275,000
         Series A, 5.25%, 2/1/08 .................................    1,375,000       A           1,352,835
         Series A, 6.5%, 6/1/08 ..................................    5,500,000       A           5,924,380
         Series B, 6.5%, 8/1/08 ..................................    5,400,000       A           5,992,164
         Series C, Zero Coupon, 12/1/04 ..........................    8,415,000       A           5,373,651
         Series 1993 C, 5%, 8/1/07 ...............................    5,000,000       A           4,864,600
       Massachusetts Health & Educational
         Facilities Authority:
           Anna Jaques Hospital, Series B, 6.875%, 10/1/12 .......    2,000,000       BBB         2,022,000
           Berkshire Health Systems, Series D, 5.6%,
           10/1/08 (d) ...........................................    1,760,000       AAA         1,793,880



    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO

                                                                        Principal     Credit         Market
                                                                        Amount ($)   Rating (c)     Value ($)
-------------------------------------------------------------------------------------------------------------
         Charlton Memorial Hospital, Series B,
           7.25%, 7/1/07 (b) ......................................     10,000,000       A         10,884,700
         Community College Program, Series A, Connie
           Lee Insured, 6.5%, 10/1/09 .............................      1,000,000       AAA        1,072,460
         Cooley Dickson Hospital Inc., 7.125%, 11/15/18 ...........      2,150,000       NR         2,093,950
         Dana Farber Cancer Institute, Series F,
           6%, 12/1/15 (d) ........................................      2,500,000       AAA        2,493,925
         Deaconess Hospital, Series B, 6.625%, 4/1/12 (d) .........      2,000,000       AAA        2,135,780
         Faulkner Hospital, Series C, 6%, 7/1/13 ..................      2,650,000       BBB        2,482,175
         Massachusetts General Hospital:
           Series B, 5.375%, 7/1/11 (d) ...........................      5,625,000       AAA        5,418,956
           Series F, 6.25%, 7/1/12 (d) ............................      3,500,000       AAA        3,705,625
         Medical Academic and Scientific,
           Series A, 6.5%, 1/1/09 .................................      5,000,000       A          5,119,550
         Medical Center of Central Massachusetts,
           Series A, 7%, 7/1/12 (d) ...............................      3,600,000       AAA        3,962,484
         Newton-Wellesley Hospital:
           Series D, 7%, 7/1/15 (d) ...............................      1,500,000       AAA        1,637,700
           Series E, 5.9%, 7/1/11 (d) .............................      3,015,000       AAA        3,058,084
         Northeastern University:
           Series E, 6.4%, 10/1/07 (d) ............................      1,000,000       AAA        1,087,960
           Series E, 6.5%, 10/1/12 (d) ............................        450,000       AAA          476,375
         St. Luke's Hospital New Bedford, Series C,
           Yield Curve Notes, 7.12%, 8/15/10 (d)*** ...............      3,400,000       AAA        3,255,500
         South Shore Hospital, 6.5%, 7/1/10 (d) ...................      2,500,000       AAA        2,671,575
         Stonehill College, Series E, 6.55%, 7/1/12 (d) ...........      5,000,000       AAA        5,306,800
         Tufts University, Series C, 7.4%, 8/1/18 .................        530,000       A            585,072
         Wellesley College:
           Series D, 5.1%, 7/1/09 .................................      1,800,000       AA         1,732,662
           Series D, 5.3%, 7/1/14 .................................      2,000,000       AA         1,895,140
     Massachusetts Housing Finance Agency:
       Housing Project Refunding Revenue:
         Series A, 6.3%, 10/1/13 ..................................      7,000,000       A          7,014,700
         Series A, 6.375%, 4/1/21 .................................      4,000,000       A          3,997,440
         Series B, 6.05%, 12/1/09 (d) .............................      3,000,000       AAA        3,047,400
       Residential Development, Series C, 6.875%,
         11/15/11 .................................................     10,250,000       AAA       10,796,838
       Single-Family Mortgage Revenue:
         Series 2, 8.25%, 6/1/14 ..................................        260,000       AA           271,864
         Series 3, 7.875%, 6/1/14 .................................      4,000,000       AA         4,180,960
     Massachusetts Industrial Finance Agency:
       First Mortgage, Evanswood Bethzatha, Series A,
         7.875%, 1/15/20 ..........................................      1,000,000       NR         1,025,740
       Holy Cross College, Issue II, 6.375%, 11/1/09 ..............      1,000,000       A          1,064,060


    The accompanying notes are an integral part of the financial statements.

SCUDDER MASSACHUSETTS TAX FREE FUND

                                                           Principal      Credit         Market
                                                           Amount ($)    Rating (c)     Value ($)
-------------------------------------------------------------------------------------------------
        Massachusetts Biomedial Research Corp.,
         Series A, Zero Coupon:
          8/1/00 ........................................    2,860,000       A          2,280,936
          8/1/01 ........................................    3,650,000       A          2,763,853
          8/1/02 (b) ....................................    3,650,000       A          2,617,707
        Milton Academy, Revenue Refunding,
         Series B, 5.25%:
          9/1/09 (d) ....................................      870,000       AAA          853,957
          9/1/13 (d) ....................................    1,160,000       AAA        1,084,507
        Museum of Science:
          4.9%, 11/1/06 (d) .............................      480,000       AAA          473,918
          5%, 11/1/07 (d) ...............................    1,000,000       AAA          976,020
        Pollution Control Revenue:
         Boston Edison Company, Series A,
          5.75%, 2/1/14 .................................    2,000,000       BBB        1,868,800
         Eastern Edison Company Project,
          5.875%, 8/1/08 ................................    2,250,000       BBB        2,232,788
        Provider Lease Program, Series 1988 A-1,
          8.4%, 7/15/08 .................................    1,930,000       NR         2,030,051
        Resource Recovery, North Andover Solid Waste,
          Series A, 6.3%, 7/1/05 ........................    6,500,000       BBB        6,660,875
        Solid Waste Disposal Revenue, Peabody Monofil
          Project, 9%, 9/1/05 ...........................    3,000,000       NR         3,092,730
        Sturdy Memorial Hospital, 7.9%, 6/1/09 ..........    1,895,000       BBB        2,041,673
     Massachusetts Municipal Wholesale Electric
      Company, Power Supply System Revenue:
        Series A, 5%, 7/1/05 (d) ........................    2,020,000       AAA        2,004,466
        Series A, 5.1%, 7/1/06 (d) ......................    8,980,000       AAA        8,876,730
        Series A, 6.75%, 7/1/06 .........................    2,855,000       A          3,100,102
        Series A, 5.1%, 7/1/08 (d) ......................      840,000       AAA          813,137
        Series A, 5%, 7/1/12 (d) ........................    1,000,000       AAA          922,960
        Series A, 5%, 7/1/17 (d) ........................    3,610,000       AAA        3,222,503
        Series B, 6.75%, 7/1/08 .........................    9,000,000       A          9,714,240
        Series B, 4.95%, 7/1/09 (d) .....................    1,575,000       AAA        1,473,239
        Series C, 6.625%, 7/1/10 (d) ....................    3,500,000       AAA        3,778,075
        Series C, 6.625%, 7/1/10 ........................    1,000,000       A          1,065,780
     Massachusetts Port Authority Revenue, Tax
      Exempt Receipts, ETM, Zero Coupon, 7/1/13** .......    1,000,000       AAA          849,000
     Massachusetts Special Obligation, Series A,
      5.8%, 6/1/14 ......................................    2,000,000       AA         1,970,660
     Massachusetts Water Pollution Abatement Trust,
      Pooled Loan Program:
        Series 1, 5.6%, 8/1/13 ..........................    5,425,000       AA         5,310,804
        Series 2, 5.625%, 2/1/10 ........................    2,820,000       AAA        2,832,662
        Series 2, 5.7%, 2/1/15 ..........................    1,150,000       AAA        1,126,804
     Massachusetts Water Resource Authority:
        Series A, 6.5%, 7/15/09 .........................   15,000,000       A         16,389,600


    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO


                                                                Principal    Credit          Market
                                                                Amount ($)  Rating (c)      Value ($)
-----------------------------------------------------------------------------------------------------
        Series A, 6.5%, 7/15/19................................  3,000,000       A          3,216,210
        Series B, 6%, 11/1/08..................................  5,785,000       A          5,989,384
        Series B, 5.5%, 11/1/15................................  3,300,000       A          3,115,959
        General Revenue, Series C, 5.25%, 12/1/08..............  2,705,000       A          2,637,050
        General Revenue, Series C, 5.25%, 12/1/15..............  4,030,000       A          3,745,482
      Nantucket, MA, General Obligation, 6.8%, 12/1/11.........  1,000,000       A          1,079,810
      New England Educational Loan Marketing
        Corporation, Massachusetts Student Loan Revenue,
        5.7%, 7/1/05........................................... 10,250,000       A         10,271,730
      South Essex, MA, Sewer District, Series B, 6.75%,
        6/1/13 (d).............................................  1,000,000       AAA        1,086,100
      University of Massachusetts, Building Authority
        Revenue, Series B:
         6.625%, 5/1/09........................................  2,415,000       A          2,679,829
         6.625%, 5/1/10........................................  2,575,000       A          2,838,294
         6.75%, 5/1/11.........................................  2,745,000       A          3,054,965
         6.875%, 5/1/14........................................  1,300,000       A          1,472,003
      Worcester, MA, General Obligation, 6.9%:
         5/15/05 (d)...........................................  1,850,000       AAA        2,094,052
         5/15/06 (d)...........................................  1,500,000       AAA        1,682,400
                                                                                          -----------
      TOTAL LONG-TERM MUNICIPAL INVESTMENTS
        (Cost $288,282,001)....................................                           300,532,851
                                                                                          -----------
-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT PORTFOLIO - 100.0%
        (Cost 289,382,001) (a).................................                           301,632,851
                                                                                          ===========

(a) The cost for federal income tax purposes was $289,382,001. At September 30, 1995, net unrealized appreciation for all securities based on tax cost was $12,250,850. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $13,873,154 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,622,304.

(b) At September 30, 1995 these securities, in part, have been pledged to cover initial margin requirements for open futures contracts.

    AT SEPTEMBER 30, 1995, OPEN FUTURES CONTRACTS PURCHASED LONG WERE AS FOLLOWS (NOTE A):


                                                          Aggregate
    Futures              Expiration      Contracts      Face Value ($)      Market Value ($)
    -------              ----------      ---------      --------------      ----------------
    Muni Bond Index      Dec. 1995          50             5,656,750            5,704,687
                                                           ---------            ---------
Total net unrealized appreciation on open futures contracts purchased long         47,937
                                                                                =========

(c) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities
    (NR) have been determined to be of comparable quality to rated eligible securities.

(d) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC or MBIA.


    The accompanying notes are an integral part of the financial statements.

SCUDDER MASSACHUSETTS TAX FREE FUND


  * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

 ** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of September 30, 1995.


    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS


                       STATEMENT OF ASSETS AND LIABILITIES




SEPTEMBER 30, 1995 (UNAUDITED)
-------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $289,382,001)
   (Note A) ......................................................      $ 301,632,851
Cash .............................................................            591,415
Receivables:
   Interest ......................................................          4,682,009
   Fund shares sold ..............................................            432,277
   Daily variation margin on open futures contracts
      (Note A) ...................................................             70,312
                                                                        -------------
      Total assets ...............................................        307,408,864
LIABILITIES
Payables:
   Dividends .....................................................      $     536,096
   Fund shares redeemed ..........................................            187,559
   Accrued management fee (Note C) ...............................            140,554
   Other accrued expenses (Note C) ...............................             80,701
                                                                        -------------
      Total liabilities ..........................................            944,910
                                                                        -------------
Net assets, at market value ......................................      $ 306,463,954
                                                                        =============
NET ASSETS
Net assets consist of:
   Unrealized appreciation on:
      Investments ................................................         12,250,850
      Futures ....................................................             47,937
   Accumulated net realized loss .................................         (3,831,947)
   Shares of beneficial interest .................................            224,777
   Additional paid-in capital ....................................        297,772,337
                                                                        -------------
Net assets, at market value ......................................      $ 306,463,954
                                                                        =============
NET ASSET VALUE, offering and redemption price
   per share ($306,463,954 divided by 22,477,663 outstanding
   shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized) ........................      $       13.63
                                                                        =============


    The accompanying notes are an integral part of the financial statements.

SCUDDER MASSACHUSETTS TAX FREE FUND


                             STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
-------------------------------------------------------------------------------------------

INVESTMENT INCOME
Interest .............................................                          $ 9,057,422

Expenses:
Management fee (Note C) ..............................      $   877,037
Services to shareholders (Note C) ....................          123,004
Custodian and accounting fees (Note C) ...............           59,485
Trustees' fees (Note C) ..............................            7,707
Reports to shareholders ..............................           20,458
Auditing .............................................           18,435
Legal ................................................           12,468
State registration ...................................            8,602
Other.................................................            3,575           1,130,771
                                                            -------------------------------
Net investment income ................................                            7,926,651
                                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
   Investments .......................................          375,323
   Futures ...........................................          (20,531)            354,792
Net unrealized appreciation during the period on:
   Investments .......................................        6,107,538
   Futures ...........................................           74,937           6,182,475
                                                            -------------------------------
Net gain on investments ..............................                            6,537,267
                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..                          $14,463,918
                                                                                ===========




    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS


                       STATEMENTS OF CHANGES IN NET ASSETS

                                                        SIX MONTHS
                                                           ENDED
                                                       SEPTEMBER 30,             YEAR ENDED
                                                           1995                   MARCH 31,
INCREASE (DECREASE) IN NET ASSETS                       (UNAUDITED)                 1995
--------------------------------------------------------------------------------------------
Operations:
Net investment income .......................          $   7,926,651           $  17,734,143
Net realized gain (loss) from investment
   transactions .............................                354,792              (2,995,407)
Net unrealized appreciation on
   investment transactions during the period               6,182,475               4,923,078
                                                       -------------           -------------
Net increase in net assets resulting from
   operations ...............................             14,463,918              19,661,814
                                                       -------------           -------------
Distributions to shareholders:
From net investment income ($.36 and $.74 per
   share, respectively) .....................             (7,926,651)            (17,734,143)
                                                       -------------           -------------
In excess of net realized gains
   ($.01 per share) .........................                     --                (348,200)
                                                       -------------           -------------
Fund share transactions:
Proceeds from shares sold ...................             30,579,202              80,817,626
Net asset value of shares issued to
   shareholders in reinvestment
   of distributions .........................              4,640,574              11,772,714
Cost of shares redeemed .....................            (31,768,424)           (129,761,019)
                                                       -------------           -------------
Net increase (decrease) in net assets from
   Fund share transactions ..................              3,451,352             (37,170,679)
                                                       -------------           -------------
INCREASE (DECREASE) IN NET ASSETS ...........              9,988,619             (35,591,208)
Net assets at beginning of period ...........            296,475,335             332,066,543
                                                       -------------           -------------
NET ASSETS AT END OF PERIOD .................          $ 306,463,954           $ 296,475,335
                                                       =============           =============
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period ...             22,236,389              25,223,573
                                                       -------------           -------------
Shares sold .................................              2,253,629               6,244,742
Shares issued to shareholders in
   reinvestment of distributions ............                343,349                 905,250
Shares redeemed .............................             (2,355,704)            (10,137,176)
                                                       -------------           -------------
Net increase (decrease) in Fund shares ......                241,274              (2,987,184)
                                                       -------------           -------------
Shares outstanding at end of period .........             22,477,663              22,236,389
                                                       =============           =============




    The accompanying notes are an integral part of the financial statements.

SCUDDER MASSACHUSETTS TAX FREE FUND
FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.




                                    SIX MONTHS
                                      ENDED
                                    SEPTEMBER 30,                      YEARS ENDED MARCH 31,
                                       1995         --------------------------------------------------------------
                                    (UNAUDITED)     1995     1994     1993     1992     1991     1990        1989
                                    -------------   --------------------------------------------------------------

Net asset value, beginning of
  period ...........................   $13.33      $13.16   $13.61   $12.81   $12.44   $12.25   $12.23      $12.28
                                        ------     ------   ------   ------   ------   ------   ------      ------
Income from investment operations:
  Net investment income (a) ........      .36         .74      .81      .84      .81      .83      .82         .81
  Net realized and unrealized
    gain (loss) on investment
    transactions ...................      .30         .18     (.33)     .96      .46      .19      .13         .22
                                        ------     ------   ------   ------   ------   ------   ------      ------
Total from investment operations....      .66         .92      .48     1.80     1.27     1.02      .95        1.03
                                        ------     ------   ------   ------   ------   ------   ------      ------
Less distributions:
  From net investment income .......     (.36)       (.74)    (.81)    (.84)    (.81)    (.83)    (.82)       (.88)
  From net  realized gains on
     investment transactions .......       --          --     (.08)    (.16)    (.09)      --     (.11)(b)    (.20)
  In excess of net realized gains...       --        (.01)    (.04)      --       --       --       --          --
                                        ------     ------   ------   ------   ------   ------   ------      ------
Total distributions ................     (.36)       (.75)    (.93)   (1.00)    (.90)    (.83)    (.93)      (1.08)
                                        ------     ------   ------   ------   ------   ------   ------      ------
Net asset value, end of period .....    $13.63     $13.33   $13.16   $13.61   $12.81   $12.44   $12.25      $12.23
                                        ======     ======   ======   ======   ======   ======   ======      ======
TOTAL RETURN (%) (c) ...............      4.97**     7.37     3.37    14.59    10.46     8.60     7.89        9.50
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  ($ millions) .....................       306        296      332      267      120       67       46          31
Ratio of operating expenses, net
  to average daily net
  assets (%) (a) ...................       .75*       .47      .07       --      .48      .60      .60         .51
Ratio of net investment income to
  average daily net assets (%) .....      5.26*      5.73     5.80     6.36     6.38     6.72     6.60        7.23
Portfolio turnover rate (%) ........      20.6*      10.2     17.0     29.6     23.2     27.1     45.5       110.5
(a) Reflects a per share amount
    of expenses, exclusive of
    management fees,
    reimbursed by the
    Adviser of .....................    $   --     $   --   $  .01   $  .02   $   --   $   --   $   --      $  .01
  Reflects a per share amount
    of management fees and
    other fees not imposed of ......    $   --     $  .04   $  .09   $  .08   $  .05   $  .06   $  .07      $  .07
  Operating expense ratio
    including expenses
    reimbursed, management
    fee and other expenses
    not imposed (%) ................       .77*       .77      .77      .83      .93     1.05     1.16        1.20



                                        FOR THE PERIOD
                                         MAY 28, 1987
                                        (COMMENCEMENT
                                      OF OPERATIONS) TO
                                          MARCH 31,
                                            1988
                                      -----------------

Net asset value, beginning of
  period ...........................        $12.00
                                            ------
Income from investment operations:
  Net investment income (a) ........           .69
  Net realized and unrealized
    gain (loss) on investment
    transactions ...................           .21
                                            ------
Total from investment operations ...           .90
                                            ------
Less distributions:
  From net investment income .......          (.62)
  From net  realized gains on
     investment transactions .......            --
  In excess of net realized gains...            --
                                            ------
Total distributions ................          (.62)
                                            ------
Net asset value, end of period .....        $12.28
                                            ======
TOTAL RETURN (%) (c) ...............          7.73**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  ($ millions) .....................            16
Ratio of operating expenses, net
  to average daily net
  assets (%) (a) ...................           .50*
Ratio of net investment income to
  average daily net assets (%) .....          7.55*
Portfolio turnover rate (%) ........          95.9*
(a) Reflects a per share amount
    of expenses, exclusive of
    management fees,
    reimbursed by the
    Adviser of .....................        $  .10
  Reflects a per share amount
    of management fees and
    other fees not imposed of ......        $  .05
  Operating expense ratio
    including expenses
    reimbursed, management
    fee and other expenses
    not imposed (%) ................          2.25*


(b) Includes $.01 per share distributions in excess of realized gains pursuant to Internal Revenue Code Section 4982.
(c) Total returns are higher due to maintenance of the Fund's expenses.
*   Annualized
**  Not annualized

                                       NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Scudder Massachusetts Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the six months ended September 30, 1995, the Fund purchased interest rate futures to manage the duration of the portfolio and sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

SCUDDER MASSACHUSETTS TAX FREE FUND
--------------------------------------------------------------------------------
Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

AMORTIZATION AND ACCRETION. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

At March 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $1,437,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003, the expiration date.

In addition, from November 1, 1994 through March 31, 1995, the Fund incurred $651,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 1996.

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in futures contracts. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the

                                                   NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade date basis. Distributions of net gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to maturity.

B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
During the six months ended September 30, 1995, purchases and sales of municipal securities (excluding short-term investments) aggregated $35,839,787 and $29,787,830, respectively.

The aggregate face value of future contracts opened and closed during the six months ended September 30, 1995 was $19,213,531 and $18,007,906, respectively.

C.  RELATED PARTIES
--------------------------------------------------------------------------------
Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of approximately 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Adviser has agreed not to impose all or a portion of its management fee until December 31, 1995 and during such period to maintain the annualized expenses of the Fund at not more than 0.75% of average daily net assets. For the six months ended September 30, 1995, the Adviser did not impose a portion of its fee amounting to $24,899, and the portion imposed amounted to $877,037 of which $140,554 was unpaid at September 30, 1995.

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended September 30, 1995, the amount charged to the Fund by SSC aggregated $92,894, of which $15,463 is unpaid at September 30, 1995.

Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended September 30, 1995, the amount charged to the Fund by SFAC aggregated $28,614, of which $9,658 is unpaid at September 30, 1995.

SCUDDER MASSACHUSETTS TAX FREE FUND
--------------------------------------------------------------------------------
The Trust pays each Trustee not affiliated with the Adviser $12,000 annually, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1995, Trustees' fees charged to the Fund aggregated $7,707.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

OFFICERS AND TRUSTEES

David S. Lee*
   President and Trustee

Henry P. Becton, Jr.
   Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
   Trustee; Attorney and Corporate Director

Peter B. Freeman
   Trustee; Corporate Director and Trustee

Dudley H. Ladd*
   Trustee

Wesley W. Marple, Jr.
   Trustee; Professor of Business Administration, Northeastern University

Juris Padegs*
   Trustee

Daniel Pierce*
   Trustee

Jean C. Tempel
   Trustee; General Partner, TL Ventures

Donald C. Carleton*
   Vice President

Jerard K. Hartman*
   Vice President

Thomas W. Joseph*
   Vice President

Thomas F. McDonough*
   Vice President and Secretary

Pamela A. McGrath*
   Vice President and Treasurer

Edward J. O'Connell*
   Vice President and Assistant Treasurer

Coleen Downs Dinneen*
   Assistant Secretary

*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES
 The Scudder Family of Funds

 -----------------------------------------------------------------------------------------------------------------
                   Money Market                                        Income

                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
                   Tax Free Money Market+                              Scudder Income Fund
                   Scudder Tax Free Money Fund                         Scudder International Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
                   Tax Free+                                           Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                   Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                   Growth and Income                                   Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund

 Retirement Plans and Tax-Advantaged Investments

 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans

 Closed-End Funds#

 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.

 Institutional Cash Management

 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.

 -----------------------------------------------------------------------------------------------------------------
    For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by
    Charter National Life Insurance Company and its affiliate, offered by
    Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by
    Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc.
    ($100,000 minimum), call 1-800-541-7703.

HOW TO CONTACT SCUDDER
Account Service and Information
-------------------------------------------------------------------------------

For existing account service and transactions
SCUDDER INVESTOR RELATIONS
1-800-225-5163

For personalized information about your Scudder accounts; exchanges and redemptions; or information on any Scudder fund

SCUDDER AUTOMATED INFORMATION LINE (SAIL)
1-800-343-2890

Investment Information

To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions

SCUDDER INVESTOR RELATIONS
1-800-225-2470

For establishing 401(k) and 403(b) plans

SCUDDER DEFINED CONTRIBUTION SERVICES
1-800-323-6105

Please address all correspondence to


THE SCUDDER FUNDS
P.O. BOX 2291
BOSTON, MASSACHUSETTS
02107-2291

Or stop by a Scudder Funds Center


Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

Boca Raton                            New York
Boston                                Portland, OR
Chicago                               San Diego
Cincinnati                            San Francisco
Los Angeles                           Scottsdale


For information on Scudder Treasurers Trust,(TM) an institutional cash management service for corporations, non-profit organizations and trusts that uses certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call 1-800-541-7703.


For information on Scudder Institutional Funds,* funds designed to meet the broad investment management service needs of banks and other institutions, call 1-800-854-8525.

--------------------------------------------------------------------------------

    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors

    Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

    Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.